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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                November 21, 2001

                           INTERFOODS OF AMERICA, INC.
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             (Exact name of registrant as specified in this charter)

            Nevada                     000-21093           59-3356011
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 (State or other jurisdiction          (Commission         (IRS Employer
        of incorporation)              File Number)        Identification No.)

         9400 South Dadeland Boulevard, Suite 720, Miami, Florida 33156
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              (Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (305) 670-0746

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Item 7.   Financial Statement and Exhibits.

          (a)   Exhibits

                Exhibit 99.1     Press Release dated November 21, 2001

Item 9.   Other events.

          Press release, on November 21, 2001, announcing Fiscal Year-end results. For additional information see Exhibit 99.1 hereto, which is incorporated herein by this reference.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              INTERFOODS OF AMERICA, INC.
                                                      (Registrant)


                                              By:  /s/  Robert S. Berg
                                                 -------------------------------
                                                 Robert S. Berg, Chief Executive
                                                 Officer

Dated:   November 21, 2001

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                                  EXHIBIT INDEX

Exhibit
Number            Description
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99.1              Press Release dated November 21, 2001